Form N-CSR
Pursuant to Rule 30b2-1 {17 CFR 270.30b2-1}


1.	Investment Company Act File Number:	811-09189

2.   	Exact name of investment company as specified in
registration statement: Zazove Convertible Securities Fund, Inc.

3.	Address of principal executive office:
	940 Southwood, Suite 200
	Incline Village, NV 89451

4.	Name and Address of Agent for Service:
Mark R. Ludviksen
940 Southwood, Suite 200
Incline Village, NV 89451

5. Registrant's telephone number:  775.832.6250

6. Date of fiscal year end:  December 31

7. Date of reporting period:  December 31, 2003


Item 1:	Report to Stockholders
Registrant has attached a copy of the Annual Report that was transmitted to stockholders pursuant to the requirement of Rule 30e-1 under the Investment Company Act of 1940, as amended
(the "Act").

Item 2:	Code of Ethics
Registrant is not required to adopt a Code of Ethics since it is not a reporting company under the Securities Exchange
Act of 1934. Registrant and its investment advisor's principal executive officers are subject to fiduciary duty and other safeguards in their executive officer capacity.

Item 3:  Audit Committee Financial Expert
Although Registrant's disinterested directors are sophisticated and financially literate and have the necessary education and experience to be effective directors, no director possesses all of the specified attributes required to qualify as an audit committee financial expert under the rules.

Item 4:  Principal Accountant Fees and Services
(a) Audit Fees for the year ended December 31, 2002  $14,500
    Audit Fees for the year ended December 31, 2003  $16,000

(b) Audit-Related Fees for the year ended December 31, 2002 $0.00 Audit-Related Fees for the year ended December 31, 2003 $0.00

(c) Tax Fees for the year ended December 31, 2002  $16,350
    Tax Fees for the year ended December 31, 2003  $13,700
    The foregoing fees were incurred for professional services rendered by Registrant's principal accountant for tax Compliance and tax return preparation.

(d) All Other Fees for the year ended December 31, 2002  $0.00
    All Other Fees for the year ended December 31, 2003  $0.00

(e) Audit Committee's Procedures (Rule 2-01 of Regulation S-X).
    This Rule is not applicable since Registrant is not a reporting company under the Securities Exchange Act of 1934.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Registrant's accountant for services rendered to Registrant for the years ended
    December 31, 2002 and December 31, 2003 were $16,350 and
    $13,700, respectively.

    The aggregate non-audit fees billed by Registrant's accountant for services rendered to Registrant's investment advisor for for the years ended December 31, 2002 and December 31, 2003 were $6,450 and $6,800, respectively.

(h) Registrant's board of directors was made aware of the fact that Registrant's principal accountant provides tax preparation and audit services for Registrant's investment advisor.

Item 5:  Audit Committee of Listed Registrants
This item only applies to a registrant that is a listed issuer as defined in Rule 10A-3 under the Exchange Act
(17 CFR 240.10A-3) and is therefore not applicable.

Item 6: [Reserved]. No information is currently required with regard to this item.


Item 7:	Disclosure of Proxy Voting Policies and
Procedures for Closed-End Management Investment Companies.
A copy of Registrant's Proxy Voting Policies and
Procedures is attached.

Item 8:  Purchases of Equity Securities by Closed-End
Management Investment Company and Affiliated Purchasers.
This item initially applies to reports filed for periods ending on or after June 15, 2004 and is therefore not applicable.

Item 9:  Submission of Matters to a Vote of Security Holders.
This item initially applies to reporting periods beginning
On or after January 1, 2004 and is therefore not applicable.

Item 10: Controls and Procedures
Registrant's principal executive officers concluded that Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c)) that are in place are effective to ensure that the information required in filings by Registrant on Form N-CSR is recorded, processed, summarized and reported on a timely basis. Registrant's principal executive officers concluded that such procedures did not have any significant deficiencies or material weaknesses that require corrective action.

Item 11:  Exhibits
The certification required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) of each principal executive officer of Registrant is attached.